Listing Report:Supplement No. 71 dated Oct 08, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 415720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	4.27% - 24.00%	Estimated loss impact:	2.21%
Lender servicing fee:	1.00%	Estimated return:	21.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	15%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,220	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Carnth	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 93% )	780-800 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 7% )	760-780 (Oct-2008) 800-820 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay down my highest rate credit cards.

My financial situation:
I am a good candidate for this loan because?
I use Quicken to track my income and expenses so I know exactly how much I can afford to borrow.
Most likely, this will be paid off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$580.61

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1997	Debt/Income ratio:	64%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$977	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lori9032	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008)
Principal balance:	$3,580.46	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
buying a home
Purpose of loan:
This loan will be used to?buy a single wide?mobile home for me and my family to leave for?about three years. Then plan to build a house.?I will also be putting about $5000 dollars of my on money into moving the house and having a septic tank installed.

My financial situation:
I am a good candidate for this loan because? I have?started working with an electrical testing company. Technical Diagnostics Service Inc. is a world wide company that contracts electrical services to large industrial groups. I my only work half the year but I will still bring home at least $50,000 a year.

Monthly net income: $ between $4,800 to $10,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $?190
??Car expenses: $?1000
??Utilities: $ 500
??Phone, cable, internet: $ 300
??Food, entertainment: $?800
??Clothing, household expenses $?400
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$184.85

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$43,098	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	atef1981	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 680-700 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
no late payments everrr!!!
Purpose of loan:
This loan will be used to pay off my higher rate credit cards.

My financial situation:
I am a good candidate for this loan because I have always made my payments on time! I am a very responsible borrower I have never ever missed a payment in the last 8 years of my credit history. I have graduated college?3 years ago? I am a very hard working individual with goals in life! I?assure you to pay back every dollar you are investing on me!?The reason my grade has dropped was only because of?filling out a credit card?application other than that my credit should have improved considering I am making more money than my last listing...I will have no problem paying back this loan...If you have any questions let me know...

Thank you!

Monthly net income: $5000

Monthly expenses: $ 1500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 9.48%	Starting monthly payment:	$30.42

Auction yield range:	4.27% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2005	Debt/Income ratio:	5%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,845	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	invincible-gain	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest for Prosper Borrowers
Purpose of loan:
I am using this loan to establish myself as a borrower in case I need a loan in the future. This loan will be used to reinvest all funds back into?Prosper for borrowers with riskier credit, who would otherwise not receive a loan. If the borrower defaults, I will continue to make payments out of my own pocket.

My financial situation:
I am a good candidate for this loan because I believe in the Prosper process of peer to peer lending. I also pay my bills on time. My financial situation is secure - I am currently renting, but I own and collect rent on a condominium. I have only been at my current position for less than a year as I am a recent graduate of the UW. My previous position was in waitstaff where I worked for 3 1/2 years while going to school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1981	Debt/Income ratio:	36%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,627	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	robust-exchange	Borrower's state:	NorthCarolina	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? debt elimination

My financial situation:
I'm a?great candidate for this loan because?I have excellant credit and I will reduce debt by canceling all my credit cards?and improve my credit even more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	3%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	12	Length of status:	2y 1m
Amount delinquent:	$8,120	Revolving credit balance:	$460	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	1
Screen name:	professional-economy1	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One fell swoop to my credit balance
Purpose of loan:
My credit balance is actually lower than the $8000 quoted in the report - this money will greatly reduce my remaining balance.

My financial situation:
I have steady income and have an excellent federal job!

Monthly net income: $ 3000 ????

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 120
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 20
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$376.04

Auction yield range:	6.27% - 7.00%	Estimated loss impact:	5.10%
Lender servicing fee:	1.00%	Estimated return:	1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1996	Debt/Income ratio:	21%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,979	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	agreement-voyager	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying wife a car
Purpose of loan:
This loan will be used to?
Finance a black 2006 Dodge Charger R/T for my wife.
My financial situation:
I am a good candidate for this loan because?
I have an outstanding credit score, rock solid work history,?and I have lived in my home for fiteen years.?And if this works well for me, I look forward to investing some small capitol in this site.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1990	Debt/Income ratio:	55%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	velocity-accomplishment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deserving Student Needs Assistance
Purpose of loan:This loan will be used to? assist me in paying for regular living expenses, transportation to and from school, food, and most? importantly, books.

I am originally from a poor village in Thailand and neither of my parents went to school.

I am going to be the first person in my family to ever complete a college education.

My major is Business. After I finish my Business degree I plan on attending law school and working to protect the unprotected and underserved people of America.

My financial situation:I am a good candidate for this loan because? I am an excellent student as demonstrated by my Grade Point Average (GPA), almost a 4.0. I will transfer to the University of California at Berkeley (CAL) next school year. These funds will assist me in being able to concentrate on completing my degree, since the rising cost of books and tuition is forcing me to work more and study less, which is the wrong direction for me.

I need to stay on track and focused on my studies.??

Monthly net income: $1,500
Monthly expenses: $1,100???
Housing: $450???
Insurance: $0??
Car expenses: $0???
Utilities: $50??????
Phone, cable, internet: $50???
Food, entertainment: $250???
Clothing, household expenses $100??
Credit cards and other loans: $100???
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,900.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$263.98

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1999	Debt/Income ratio:	24%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$37,782	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-sergeant	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?
Pay off credit card debt.? My credit card company was giving me a rate of 7.99 but recently they jacked it up to 24.00%.? I called them to see if they would keep it at 7.99 and they said no.
My financial situation:
I am a good candidate for this loan because?I'm a civil Engineer with 15+ years of experience, working for a solid Company.
I have always paid my bills on time. My credit score is over 700 and I have a good credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1991	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	2y 9m
Amount delinquent:	$11,169	Revolving credit balance:	$7,740	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	purposeful-power	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money needed for Mortgage Modify
Purpose of loan: This loan will be used to complete my mortgage modification.My financial situation: I am a good candidate for this loan because my new mortgage amount will be approximately $1800 down from $3800.? I've owned my home since June 2001. My goal in to pay off the loan by February 1, 2010.? I get my bonus in January 2010.Monthly net income:$4600?Monthly expenses: $ 3228
??Housing: $ 1800
??Insurance: $ paid in full for the year until June 2010
??Car expenses: $ I do not own a car
??Utilities: $ 332
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 571
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$392.86

Auction yield range:	4.27% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	33%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$54,933	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	glimmering-gain6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off existing credit card
Purpose of loan:
This loan will be used to pay off an existing credit card debt that I used to put a new roof on my house.? The credit card company has increased my interest rate just because they could.? I am never late on payments.

My financial situation:
I am a good candidate for this loan because I am already making the payments each month for the existing loan.? I'm looking to get a lower interest rate than what I am paying now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$364.04

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	11 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,007	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blossom561	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
roof, windows, refacing, electrical
Purpose of loan:
This loan will be used to pay contractors who have already completed work upgrading the electrical wiring in the house and painting/removing asbestos from the house. Additional work required is replacing a rotted portion of roof on the home, replacing the moldy metal windows throughout the house, getting a sewer lateral required by?the city, and purchasing necessary appliances (no washer or dryer currently).

My financial situation:
I am a good candidate for this loan because I have been gainfully self-employed for 15 years and am actively seeking new clients and certification in my field to be able to provide more services at a?higher hourly rate.? My recent divorce and buying a home used the additional funds available to me for home improvements, but I have funds to be able to make monthly payments on a loan, and my credit rating is very important to me, especially as a single, self-employed person.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$401.56

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1985	Debt/Income ratio:	13%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,212	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-bazaar	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
I am upset with my credit card lender (AMEX) for raising my rates more then 5% even though I have never missed?or been late on a payment in?almost 20 years. To add insult to injury they (customer service) had zero care/concern over treating a long term customer in this manner. I want to close this credit card.

My financial situation:
I am a good candidate for this loan because I have excellent credit and I have been employed (in one fashion or another) with the same company since 1987. I am stable and have lived in the same town since 1993 - 11 years in our first house and now 5 years in a house we built to our specs. I earn a good living and take pride in the excellent credit rating I have worked hard for all my life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.99%	Starting borrower rate/APR:	25.99% / 28.31%	Starting monthly payment:	$402.81

Auction yield range:	17.27% - 24.99%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	35%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,917	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DavEmsDaddio	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$4,250.21	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have the means to repay, as well as the ethical and moral fortitude to ensure that my payments are made as promised. I have been in the Army for the past 19 years and plan to retire in August 2018.??The credit cards have been cut up (all but one). We have learned our lesson about the ?quick fix? they offer, as well as the long term debt they cause.? I am very family oriented, and plan to do everything to plan for and ensure our financial stability in the future.

Monthly income: $?6448

Monthly expenses: $
Housing: $ 2020
Insurance: $ 150
Car expenses: $ 771
Utilities: $ 195
Phone, cable, internet: $ 79
Food, entertainment: $ 1100
Clothing, household expenses $ 100
Credit cards and other loans: $ 831
Other expenses: $ 69
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$954.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2003	Debt/Income ratio:	42%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,558	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	transaction-chairman	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ADDITIONAL FUNDING
Purpose of loan:
Hello lenders

At this moment I'm done with my new project is a beautiful and delicious restaurant and I need your help to put the final magic touches. And I'm sure that with your help I'm going to accomplish my dream.

Thank you very much

My financial situation:
I have a perfect record.?I know the business this would be my second restaurant and everything is going great thanks to God.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1992	Debt/Income ratio:	18%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	78	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$44,527	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	taxman05	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	35 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008) 620-640 (Feb-2007) 600-620 (May-2006) 580-600 (Apr-2006)
Principal balance:	$2,204.37	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Paying off Tax Debt
I've always re-paid my debts and never miss a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$610.14

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1989	Debt/Income ratio:	24%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,475	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cerebral-peso	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For a brighter future...
Purpose of loan:
This loan will be used to?help pay credit card debt sooner due to high interest rates.

My financial situation:
I am a good candidate for this loan because?I hold high regards to my future and my son's, which includes maintaining a good standing with my current debt obligations.? Married for 8 years, divorded in 2002.? I became a single mother with a single income---mine alone.? Attempting to care for both of us I have ended up with current financial situation.? This is my debt, this my situation, this is my problem to resolve and with your assistance I have a solution. ?I have finally come to?terms, I will not?get any assistance from?my son's?father to help raise him. ?I am a fighter.? Goofy as it may sound, my life's motto, if you fall off the horse, you must get up dust yourself off and keep riding that damn horse.? As for my past delinquencies, I had surgery unable to work and I fell behind. But as my credit shows, I got back on that damn horse and have been paying my debts since then and managed to purchase a townhome--me alone.
Thank you for this opportunity, during this process it has giving me hope--for a brighter future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	4.27% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1983	Debt/Income ratio:	53%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$164,764	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fulfilling-peace9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off outstanding Bills
Purpose of loan:
Is to payoff some bills.?

My financial situation:
I am a good candidate for this loan, as I have a good job that is very stable.? I have never defaulted on a loan.? I always pay my bills on time.? I work hard and my family is the most important thing to me. ?I would like to use this money to payoff some bills. ?Please consider loaning this money to me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.74%	Starting monthly payment:	$54.43

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2008	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	keen-dime	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Rid of high Intrest
Purpose of loan:
Pay off a?High intrest rate loan to consolidate debt and?put more money towards the other debt?

My financial situation:
I am a good candidate for this loan because I have a very steady job I had a mistake on my credit that caused me high intrest rates now i am trying to get rid of those I am always on time no matter what

Monthly net income: $
2505
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 135
??Car expenses: $ 285
??Utilities: $ 0
??Phone, cable, internet: $135
? food, entertainment: $ 225
??Clothing, household expenses $ 50
??Credit cards and other loans: $?673
??Other expenses: $ 135 misc
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.37

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1989	Debt/Income ratio:	17%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,410	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	2
Screen name:	adventurous-return9	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new motor for truck
Purpose of loan:
This loan will be used to? Need to replace the engine in my 1995 ford pick -up

My financial situation:
I am a good candidate for this loan because??
The bad marks on my credit are from forecloser in chicago after losing my job. We moved back to Idaho and were lucky enough to get work with a company I had 23 years without before moving to chicago giving me 26 years of service. The company bridged my time.?We have not been behind on any regular bills.
Monthly net income: $ 3,600.00

Monthly expenses: $
??Housing: $ 120
??Insurance: $ 80
??Car expenses: $ 250
??Utilities: $ 95
??Phone, cable, internet: $ 60
??Food, entertainment: $ 220
??Clothing, household expenses $ 75
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1984	Debt/Income ratio:	16%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$49,109	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	loyalty-boss	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:Paying off credit card
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.10%	Starting borrower rate/APR:	29.10% / 31.46%	Starting monthly payment:	$209.80

Auction yield range:	14.27% - 28.10%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1997	Debt/Income ratio:	27%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$57,572	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dynamic-basis8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to?
PAY OFF MY
My financial situation:
I am a good candidate for this loan because? I

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $?800
??Insurance: $ 65
??Car expenses: $ 256
??Utilities: $ 86
??Phone, cable, internet: $ 75
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 350
?Other expenses: $55
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2001	Debt/Income ratio:	92%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$54,495	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	proper-bid	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
This loan will be used to payoff high interest rate credit cards with high minimum payments. I have never been late on payments and have a long credit history. I am currently working a full-time job and part-time job as well. The main reason for this loan is to help save money so I can pay for my college expenses as well. My intentions is to get myself in a better manageable situation and know that my payments are going towards paying off the balances as to sustaining them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$196.28

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1986	Debt/Income ratio:	18%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,149	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	p2p-recruiter	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit card balance
Purpose of loan:
???? I?chopped up?the credit card and I'm struggling to pay off the balance. Desperately seeking a clean slate?and a 'cash only' lifestyle from now on. Paying on this loan will be much less money?from?my check than paying the stronghold credit card company and their outrageous interest rates.

My financial situation:
I am a good candidate for this loan because I've got one card to pay off and will never get?myself into the same situation again. First time college students should really be warned against credit card companies and their enticing offers; I wish I was warned way back then.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$242.00

Auction yield range:	4.27% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$37,636	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	--------Lending	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Jun-2007) 800-820 (Mar-2007)
Principal balance:	$1,544.42	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off my credit cards
Purpose of loan:
After several years of diligent, on-time payments to our credit cards, they have decided to increase my?interest from 9% to 15%.? The excuse they gave was that a letter was sent in December stating that due to economic conditions, we will have to increase your interest rates.? I believe a loan from Prosper will allow us a lower interest payments?without having to analyze our credit statements every month for increases.

My financial situation:
I am a good candidate for this loan because I have previously borrowed 5k from Prosper approximately 2 years ago and have never missed a payment and should be done paying it off next year.? I don't intend on paying that off early so my borrowers should get the full benefit of their investment.? I do have a high revolving credit and that was due to the purchase of my business.? Part of the loan will be to pay off that credit so I am not adding on more debt.? Also, my credit score ranges from 760 to 780.? Most importantly, I never miss payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.27% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1995	Debt/Income ratio:	57%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$50,241	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ferocious-fund0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,800.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	21.25%	Starting borrower rate/APR:	22.25% / 24.52%	Starting monthly payment:	$873.69

Auction yield range:	14.27% - 21.25%	Estimated loss impact:	14.95%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1988	Debt/Income ratio:	39%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$63,749	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capital-exchanger2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off six of my credit cards
Purpose of loan:
This loan will be used to pay off six of my credit card debt?

Barclay's: $1460.36 at 16.99%
BofA: $4209.93 at 13.99%
CHASE 1: $3451.07 at 18.24%
CHASE 2: $2200.91 at 26.24%
HSBC: $6376.63 at 16.99%
Wells Fargo: $5094.55 at 20.40%

Total Debt: $22,792.81 avaerage intrest rate: 18.81%

My financial situation:
I am a good candidate for this loan because I have been with my current employer now for fourteen years and I have great job security as I am a contracr employee.? I work hard and I am current with all of my bills, never making a late payment.? I even pay more than the minimum due each month, however the credit card companies have been playing thier game of "let's lower the credit limit and make it look like he's maxed out and then we can raise the interest rates and double the minumum payment due".? I have been paying down my debt, this past year but it is a slow process with the interest rates changing every couple of months.

I bought my home in the spring of 2007 and had to do some major repairs and remodling in order to move in,?this is where a majority of my debt was accumilated.

My truck is paied for, so thier is now auto payments.

Monthly net income: $ 4850.00

Monthly expenses: $ 3903.00
??Housing: $ 1620.00
??Insurance: $ 103.00
??Car expenses: $ 75.00
??Utilities: $ 325.00
??Phone, cable, internet: $ 156.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 75.00?
??Credit cards and other loans: $ 1300.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1996	Debt/Income ratio:	10%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sparkling-p2ploan	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To help my kids through homeschool
Purpose of loan:
I am a good candidate for this loan because?I am a very stable, responsible person.? I have been in my job and steadily moved "up the ladder" for over?9 years now.? I have stock investments and savings accounts to back any money loaned to me here.? I have very low debt to income ratio and I have always paid my?bills religiously every month.? I want to have the funds to go visit my kids during the crazy season of the year and to pay for each of them to have a minibook to use in homeschooling.? I have not spent the holiday season with my?kids for?several years due to the cost and i would really like to this year since they are getting older and *gasp* my eldest has figured out the Santa and Tooth Fairy and?Easter Bunny and and and already.? My kids are great kids and they?live a great life on the farm with their mom and stepdad, I would just like to be able to be a little bigger part of it. This loan would make that possible.?
My financial situation:

I am going to be totally upfront, my ex wife and I filed for chapter 13 bankruptcy (the one where you pay part of the money back) over 7 years ago when we both were laid off and were expecting our second child and could not find work.? We paid out the five year repayment plan without so much as ever being late.? But I learned my lesson about having lots of available credit, even though that is damaging to your credit.? I would have a much higher score if I had more cards and had higher balances and available funds on all of them.....kind of an oxymoron I think but so be it.? I imagine that having this loan would also do a dual purpose by adding to my credit rating while enabling another trip to see my kids, and allowing me to make their homeschoolling just a little easier for them and their mom both.

Monthly net income: $ 6000.00 +

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 60.00
??Car expenses: $ 300.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 550.00
??Other expenses: $ 1300.00
.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	14.27% - 15.00%	Estimated loss impact:	15.35%
Lender servicing fee:	1.00%	Estimated return:	-0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2003	Debt/Income ratio:	44%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,845	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vtith79	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 620-640 (May-2008) 620-640 (Dec-2007) 580-600 (Feb-2007)
Principal balance:	$1,932.51	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Loan Payoff from Vangaurd Account
Purpose of loan:
This loan will be used to?payoff my loan from my retirement plan. I currently have a loan taken out from my retirement plan that is automatically paid weekly at $40.00. the loan will expire July 2012. I just want to pay off the loan to save myself 160.00 monthly plus maximize my earning potential with my retirement account.

My financial situation:is secure. I have been at my job for 5 years working for a great privately owned company. Even with the economy as is, the company has not laid anyone off. Good job security
I am a good candidate for this loan because? I continue to pay all my accounts on time monthly

Monthly net income: $ 2900.00 + 2000.00= 4900.00 ( includes my wife's salary)

Monthly expenses: $
??Housing: $1200.00
??Insurance: $200.00
??Car expenses: $500.00
??Utilities: $350.00
??Phone, cable, internet: $100.00
??Food, entertainment: $400.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	21%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,191	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	23%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tidy-auction	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mortgage Refinance
Purpose of loan:
This loan will be used to pay down my mortgage and avoid paying PMI - property mortgage insurance, on?a re-finance.

My financial situation:
I am a good candidate for this loan because I pay all of my bills timely.? We have owned this house for over 9 years, my total time working at my current place of employment has been 11 years and my job is secure.? My credit score is over 800, but the Prosper rating is a C because of my debt ratio.? This debt is not completely additional debt as my new mortgage payment will decrease, putting my ratios more in line.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.84%	Starting borrower rate/APR:	31.84% / 34.25%	Starting monthly payment:	$195.60

Auction yield range:	14.27% - 30.84%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unassailable-transaction3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down my auto loan
Purpose of loan:
This loan will be used to? pay down an auto loan that I have on my name.? I? signed for my friends auto loan and he does pay me for the payments on time, but the loan on my name is making it harder for me to get a loan for the things I need that are actually mine.? Besides I can get a better rate from this site than the bank is offering, so it will also save my buddy and I a litle money.

My financial situation:
I am a good candidate for this loan because? I live at home with my parents and don't have any bills of my own except the loan payment I already mentioned

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $100
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $? 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 376.83
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	22.99%	Starting borrower rate/APR:	23.99% / 26.28%	Starting monthly payment:	$333.43

Auction yield range:	14.27% - 22.99%	Estimated loss impact:	15.04%
Lender servicing fee:	1.00%	Estimated return:	7.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$78,916	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-pure-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards to buy a home
Purpose of loan:
This loan will be used to help buy a home for myself, my fiance & our two boys, ages 2&4. My fiance became a victim of identity theft by our builder. We lost the home to mold caused by poor workmanship resulting in financial hardship; including canceling our wedding to pay for legal fees & medical bills to treat the boys' mold related illnesses. We want to reestablish our own home for our boys to grow up in.

I'm a good candidate for this loan because I've maintained an excellent payment history with all of our bills. We are both professional executives (VP of BD & Quality Mgr in pharmaceuticals), & take pride in being good moral advocates for our family & community by living up to our commitments. The home we're currently renting is being sold to others. Our goal is to reduce the DTI ratio to qualify for a mortgage.

Monthly net income: $10,994

Monthly expenses: $9,283
????Rent$2500
????Cars&Home Insur$476
????Cars$1128
????Util,ph,TV$549
????Food$860
????Family extras$375
????Credit Cards$3395
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$594.62

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1985	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	104y 3m
Amount delinquent:	$0	Revolving credit balance:	$31,223	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	funds-wrangler7	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? i plan to pay off several credit cards and get my finances back in order.

My financial situation:
I am a good candidate for this loan because? I am trust worthy, and I HAVE NEVER NOT PAID WHAT I OWE.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1999	Debt/Income ratio:	8%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$734	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	carrielu	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-680 (Oct-2007)
Principal balance:	$1,436.85	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Car for my 16yo Son
Purpose of loan:
This loan would be to?purchase a used car for my 16 year old son. He is a great teenager (albeit a teenage boy!) and I would like to help him purchase his first car. He has been working part time since the summer for a landscaping company between basketball practice and games. I am very proud of the money he has been able to set aside for himself. I would love the opportunity to be able to surprise him with a little assistance!

He is a great student and plays basketball for his High School - How could he not, he is already 6'7" and not done growing! He is also the Vice President of the FBLA for his school.

My financial situation:
We are responsible home-owners and have only one small credit card alongside another Prosper Loan (never been late on the payments). I had a business that failed 8 years ago and that is the reason my rating could be better. Not sure why my credit rating is HR; I have a score of?between 660-680 and?I have not had a late payment on anything in over 8 years and?only have one credit card and department store?cards?with little or no balance. We will have no problem at all paying the prosper loan.

Monthly net income:$3,033 Me
????????????????????????????????$3,120 Husband
??????????????????????????????? $6,153

Monthly housing expenses: $4,030
Housing: $ 1300
Insurance: $? 90
Car expenses: $ 100?
Utilities: $ 300
Phone, cable, internet: $ 200
Food, entertainment: $ 1000
Clothing, household expenses $?300?
Credit cards and other loans: $?300
Other expenses: $ 440 ~ Montessori School for youngest
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1973	Debt/Income ratio:	41%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	53	Length of status:	0y 1m
Amount delinquent:	$29,604	Revolving credit balance:	$2,484	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	stylish-p2ploan4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to? Make some minor?improvements on the home?that will keep up the maintenance on it.???? My financial situation:
I am a good candidate for this loan because? My mortgage is in modification right now and I will have more cash flow to pay my bills now.
Monthly net income:
Monthly expenses: $
??Housing: $
??Insurance: $ 200
??Car expenses: $ 50.00??
??Phone, cable, internet: $160.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	23y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,505	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	motomech10	Borrower's state:	NewHampshire	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expansion
I am seeking this loan to help with my current business expansion. The loan would be used to cover some costs associated with a recent move and expansion into a larger building.? The larger location allows me to significantly expand on the products and services currently being offered. The business has experienced steady growth since relocating to Berlin NH in May of 2007.??I have provided additional information about the business here. http://www.irssports.com/prosper.htm??Detailed business and personal financial information can be provided upon request. Please contact me with any additional questions, comments or suggestions. Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$294.25

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,414	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CureAutism08	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off creditcards for good
Purpose of loan:
This loan will be used to?consolidate creditcard debt and for the purchase of a good pair of scissors!

My financial situation:
I am a good candidate for this loan because I take my debts very seriously and use alot of responsibility?in regards to making payments?as required.?I am very religious about paying my debts in full and becoming debt free.

Monthly net income: $ 3000

Monthly expenses: $ 2400
??Housing: $ 1365
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$853	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	revenue-driver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Beating the Competition! Need Stock
Purpose of loan:

This loan will be used to purchase inventory: brand-new designer label clothing. I purchase men's and women's clothing directly from major department store liquidation departments under contract.? These products are sold online at www.StarTrend123.com and on eBay at http://stores.shop.ebay.com/StarClub123.I have a unique and satisfying position, in that I do not purchase through wholesalers or "middlemen."? I buy directly from the most reputable national department stores, and have current contracts which enable me to purchase brand-new designer label popular brand name clothing, men's women's and children's, at a fraction of the retail price.? Because of the constant need to make room for new inventory, department stores regularly liquidate their inventory.? I am able to buy that inventory by the truckload.? I started with small lots of clothing, and experienced quick sales with 30% to 50% profit margins. This loan will enable me to purchase larger lot sizes of clothing. Google "top brand clothes cheap" (Oct. 8, 2009), page one: " STARTREND TO SELL TOP BRAND CLOTHING AT 70% DISCOUNT" press release.My financial situation:A shrewd investor will see this as a good opportunity. I have never wasted or misused credit.? I've spent several thousand dollars of my own money building the StarTrend123.com website. I've spent several thousand dollars of my own money purchasing the initial inventory used to stock the store and to sell on eBay.? I am a hard worker, and committed to the success of StarTrend. I pay my bills on time.? I am committed to developing a relationship with the lenders of Prosper, a personal loan now, business loans in the future.

Monthly net income: $ 2500.00

Monthly expenses: $
Housing: $750.00

Insurance: $100.00

Car expenses: $0.00

Utilities: $ 100.00
Phone, cable, internet: $ 100.00
Food, entertainment: $ 300.00
Clothing, household expenses $0.00
Credit cards and other loans: $100.00
Other expenses: $100.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$290.30

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2000	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,853	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	impressive-repayment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards an fix car
Purpose of loan:
This loan will be used to pay off my credit cards and will enable me to repair my teenage daughter's first car. She worked all summer long at the county park, saved up her money and bought her first car, and then it broke.
I need to get her car up and running,so I know that she has reliable transportation .

My financial situation:
I am married with 2 step children.?My wife and I purchased our very first home and then 2 months later, I?got laid off from CSX, along with 4800 employee's due to the economy.
I had been with them going on 5 years and loved my job. Currently, I receive union unemployment every 2 weeks $640.00.
I have several small lawn maintenance accts. and I help my 80 year old father maintain some rental property. My wife is employed through the navy, and she has been the one paying a majority of the mortgage and household bills.
I have tried on several occasions to borrow money, but a majority of loan companies look the other way, when you are unemployed. I am always busy looking for work through the CSX Gateway and through public sectors.I would have no problem making this payment, if I could eliminate these credit cards.
I would greatly appreciate if you could grant me this loan, it would definitly be a gods blessing.

Thankyou for your time and future considerations
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2002	Debt/Income ratio:	22%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$935	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderful-benefit	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating small balances
Purpose of loan:
This loan will be used to?this loan will used to payoff small balances on my credit card in order to give me a handle on my bills

My financial situation:i am currently making enough to cover for my bills with a little extra but had to do some repairs to my car which put me in a deficit financing mode
I am a good candidate for this loan because?i am hardworking and an honest individual

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $700
??Insurance: $110
??Car expenses: $no car payments except for repairs which does not happen every month
??Utilities: $70
??Phone, cable, internet: $150
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $80
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$259.07

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1977	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,749	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	john78	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$5,024.93	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Debt Consolidation
Purpose of loan:
Debt Consolidation

I want to pay off two high interest credit cards with balances of $3,000 a peice. I prefer the ease of having a time certain date by which the debt will be paid with each payment coming directly out of my checking account every month (which has overdraft protection). These cards are what is currently bring my credit score down.

I?should be?a low risk borrower since I have been working as an attorney at the same law firm for over three and a half years. My firm has approximately 200 lawyers and is almost a 100 years old so it is very stable. In addition, my debt to income ratio is low and, as a licensed attorney?with the Florida Bar, declaring bankruptcy would be a serious problem for me which is a significant deterrent many other borrows do not have.

Monthly net income: $ 7,000.00

Monthly expenses: $3,750.00
??Housing: $?1400
??Insurance: $ 150
??Car expenses: $ 750
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1987	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	29y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,269	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	candicechilders	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new roof
Purpose of loan:
To put a new roof on my house.

My financial situation:
I am a good candidate for this loan because? I have a steady job were I have been employed for over 20 years.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 25
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1999	Debt/Income ratio:	45%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	flexible-diversification	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PREPARE TO BUY A HOUSE
Purpose of loan:
This loan will be used to pay off a 401k loan that?I currently have. Once?I get this loan?I will pay off my 401k loan of $4900.00 then?I will withdrawl the full amount of my 401k loan valued at $12,000.00. Then?I will pay off this loan and use whats left to pay a down payment on a new house.?I plan to pay off this loan in full ?within 30-45 days.

My financial situation:
I am a good candidate for this loan because I have a solid plan in place to pay off this loan in full quickly. Myself and my husband both make good money and pay our bills in full each and every month.? We have no credit cards and prefer to keep it that way.? Our only blemishes on our credit is about 4 medical bills that we are paying a little on at a time.? We both have medical insurance but a that does not cover everything. We are paying them off as we do everything else. however with the high amount it is taking us a little longer to pay off than the doctors and hospitals like.

Monthly net income: $
myself= $1600.00
husband= $2000.00
Monthly expenses: $
??Housing: $? 525
?? insurance: $? 120
??Car expenses: $??925? (2 vehicles)
??Utilities: $? 160
??Phone, cable, internet: $? 140
??Food, entertainment: $? 500
??Clothing, household expenses $ 100?(RARELY USE THIS)
??Credit cards and other loans: $? 120 (timeshare we own)
??Other expenses: $? 140 (current 401k loan payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1998	Debt/Income ratio:	34%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,396	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	note-turbine	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$3,615.31	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Improving Equipment
Purpose of loan:?First of all, I would like to thank the folks who assisted us last year in starting our business.?The loan this time?will be used to upgrade computer equipment and software programs?for our paralegal services business that was started with a prosper loan 1 year ago.? Additionally, we would like to have a small advertising budget to reach more attorneys in our tri-county area.?

My financial situation:
I am a good candidate for this loan because I have a secure full time job in the legal field and?our business income has more than doubled compared to 2008.? My credit score has improved since my last posting, yet I?currently rate as an HR as opposed to a D which was my rating last year.? Also, pursuant to the rules, I have not included my life partner's income.

Monthly net income: $ 2,364 from full timejob.??Approximately 1,050/mo from business income.?

Monthly expenses: $
??Housing: $ 480.00
??Insurance: $ 140.00
??Car expenses: $ 230.00
??Utilities: $ 90.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 1,000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$46.66

Auction yield range:	3.27% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1987	Debt/Income ratio:	Not calculated
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	18y 9m
Amount delinquent:	$0	Revolving credit balance:	$377,487	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	courteous-deal8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to Re-Loan
Purpose of loan: This loan will be used to re-loan to other families.
This loan will be used to re-loan immediately to other families. I will use these proceeds to invest in a portfolio plan of medium risk.

My financial situation: I have a strong and unblemished credit history. I am maintaining sufficient capital to cover any potential operating loss in this business venture.
I am a good candidate for this loan because I have a strong credit score, unblemished credit history and no history of defaults or even late payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$150.70

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	16%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 9m
Amount delinquent:	$686	Revolving credit balance:	$433	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	tgar101	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$1,372.39	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Home Improvement
Purpose of loan:
Our house is at the age where everything is falling apart - all at once. In addition to the normal wear and tear of age, we have had significant termite damage. Since we plan to stay in this house until our youngest child completes high school, we really need to get it structurally sound.

My financial situation:
I work full-time and also receive a pension check after retiring from my previous job of 28 years. In addition to my income, we also receive a supplemental income check for our severely disabled adult daughter.
Her income is approved for loans such as this for home improvement.
While my credit report shows a delinquent balance, that is from a case of credit fraud that we are working to remove from my credit. I have no other loans or credit card debt. Both our cars are paid in full.

Monthly net income: $ 3375.00
(this includes the supplemental income of $623.00)

Monthly expenses: $
??Housing: $ 1072.00
??Insurance: $ 180.00 (car & homeowners)
??Car expenses: $ 200.00 (gas & maintenance)
??Utilities: $ 150.00 (electric & water)
??Phone, cable, internet: $ 155.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 100.00

Previous Prosper Loan:

Since receiving my first loan from Prosper, I have made every payment on time.
I will use part of this loan to pay-off my previous Prosper Loan.

Thank you for your time and consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.52%	Starting borrower rate/APR:	24.52% / 27.08%	Starting monthly payment:	$59.26

Auction yield range:	8.27% - 23.52%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	14.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	33%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	3y 1m
Amount delinquent:	$466	Revolving credit balance:	$7,016	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fields5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off a high interest credit card!?

My financial situation:
I am a good candidate for this loan because I take my debts seriously and am at a point where I just would like to pay off my high interest rate credit card. I can continue to pay this high interest rate as I currently do, though I would certainly appreciate having to pay less overall through a lower interest rate, and better to put my interest expense into individuals' hands rather than the big banks!

Monthly income $2500

Monthly expenses: $1,715.00
??Housing: $550.00 (rent, all utilities paid except for electric)
??Insurance: $25.00
? Utilities: $30.00 (electric)
? Cell phone, internet: $100
??Food, entertainment: $300.00
??Credit cards: $300.00
? Student loans: $500
? Car: 0$ (paid off)

One thing that dose not show in my credit profile is that the 2 delinquent accounts where paid off one week ago.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1993	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$38,615	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	nourishing-penny	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Back taxes for 2007
Purpose of loan:
This loan will be used to pay off most of my back taxes that I owe the IRS for 2007 ($10,850).

My financial situation:
I am a good candidate for this loan because I have no history of delinquencies or defaults on my credit history. I've been working as a Systems Engineer in Huntsville for over 20 years and have established my reputation in the Defense Industry.

Monthly net income: $10,166

Monthly expenses: $5,890
??Housing: $1,625
??Insurance: $415
??Car expenses: $375
??Utilities: $335
??Phone, cable, internet: $215
??Food, entertainment: $1000
??Clothing, household expenses $500
??Credit cards and other loans: $825
??Other expenses: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.84%	Starting borrower rate/APR:	18.84% / 21.06%	Starting monthly payment:	$841.23

Auction yield range:	17.27% - 17.84%	Estimated loss impact:	25.99%
Lender servicing fee:	1.00%	Estimated return:	-8.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1984	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,742	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Christian3455	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Bringing It Together
My husband and I live in Glendale, CA and I manage a art enrichment program and my husband is a pastor. Purpose of loan:
This loan will be used to?consolidate two credit cards, to pay for medical bills, and to pay for a few odds and ends (e.g. car registration, a move, ect...) and to consolidate other loans.

My financial situation:Our budget is tight, but we stick to it and we do ok.
I am a good candidate for this loan because?I have a stable job, good work ethic, and good income. I need this loan to help bring all the ends together.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$232.26

Auction yield range:	4.27% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1996	Debt/Income ratio:	18%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$234	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	supreme-duty	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a car
Purpose of loan:
This loan will be used to?
to eliminate a current car loan, and get an already paid off car on the road again.

My financial situation:
I am a good candidate for this loan because?
I will pay the loan back, my crdit history is excellent, i like to handle my depts as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	8.27% - 21.00%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1990	Debt/Income ratio:	21%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$39,490	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	patspeak	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$13,500.00	< mo. late:	0 ( 0% )	580-600 (Nov-2007) 660-680 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Business Expansion
Purpose of loan:
This loan will be used for Business Expansion

My financial situation:
I have had two previous loans with Prosper and have successfully paid each off early. I am never late on any payments for anything. I make the necessary income to successfully pay the required debt.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 600 (Live with Family)
??Insurance: $ 120
??Car expenses: $ 150 Gas (Cars Paid Off)
??Utilities: $ 190
??Phone, cable, internet: $ 106
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 850

I have a successful side business which has been doing well, but requires additional immediate funds. My initial Prosper loans assisted in the start-up of my business and I ended up paying each loan back early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	49%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$337	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	authoritative-leverage	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off high interest loans and credit cards. I want to eliminate my credit card debt so I can create a better financial situation for me and my familly.

My financial situation:
I am a good candidate for this loan because? I make sure that I make my monthly payments on time, and I have never defaulted on any of my loans. I am a full-time employee, and I believe in working hard and doing my best so that I can provide for myself and my familly.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1985	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,501	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bigjoe50	Borrower's state:	Georgia	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 560-580 (Feb-2007)
Principal balance:	$821.36	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
pay off 1st loan & credit cards
Purpose of loan:This loan will be used to make debt consolidation and pay off 1st prosper loan.
My financial situation:
I am a good candidate for this loan because i have not missed any payments on the first loan which is drawn monthly from my bank account.
Monthly net income: $ 2021

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 40
??Car expenses:30??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other? $ 460
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 11m
Amount delinquent:	$139	Revolving credit balance:	$14	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hotrodsbystan	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off to free up debt
Purpose of loan:
This loan will be used to? Pay off existing bills.?I want to take advantage of early payoffs?to make 1 payment instead of 4 or 5. and reduce the amount of interest I am paying in the long run. I have been sent a letter from 1 Creditor that would take 360.00 in 1 payment to payoff know, when I currently owe about 900.00 with interest.

My financial situation:
I am a good candidate for this loan because? I have worked hard at rebuilding my Credit that had gone down hill a few years ago, due to a Divorce and?loosing?my Business. I have a home that is Owner Financed at a great rate on 12yr Term that?I pay 400.00 monthly even though my payment is 347.00 to make my goal of having payed of in 8 years.?I also have a roommate that pays 80% off my payment. ?I work for a Cabinet Company installing Cabinets and Trim that we do 90% Commercial Properties( Hotels, Restaurants, Medical Facilities). And have Money that gets put into a Savings Account every 2 weeks.

Monthly net income: $ 1800.00

Monthly expenses: $ 1260.00
??Housing: $?400.00 have renter that pays 300.00
??Insurance: $ 45.00
??Car expenses: $0
??Utilities: $ 100.00 renter pays half
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 325.00
??Clothing, household expenses $
??Credit cards and other loans: $ 60.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$834.96

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1968	Debt/Income ratio:	24%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	10y 0m
Amount delinquent:	$1,067	Revolving credit balance:	$2,593	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	ColinREI	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	700-720 (Aug-2007) 640-660 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Expand property management Business
This is two-fold, I?need to pay off?a business loan that is 16% revolving...this will be fixed rate loan saving me interest.? Also, I need to suppurt my rapidly growing property management business.? ? I have several great client leads that require my new hired assistants to keep these new clients onboard and locked into our standard 1 year contracts....In the meantime, I need the cash to cover payroll to make this leads secured long term CUSTOMERS.? i have VERY low turn over once a customer gets onboard with C L Properties USA, (CLPM, INC.).This will allow me to spend more on marketing my property management company the same way I know works with results growing my business revenue.

? This is a great group and alternative to banks and lots of paper work!? Thank you.
? Also, I paid off my first $5k prosper loan 2 years early.?

I am also a lender here on Prosper and plan to use some of this money for giving back to help the Prosper community PROSPER! :)?
I have recently noticed I have a medical collection bill on my report...I am making payments on this...the balance was must higher in the past.?
My transunion FICO is a 735 FICO score as of September 2009 last month.? Prosper uses Equifax which is the lower of the 3 I think.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$690.84

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	26%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,712	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durable-rupee	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vehicle payoff,credit card payoff
Purpose of loan:
This loan will be used to?
Payoff my 2008 harley, my lasik eye surgery and credit card. The consolidation will save me an enormous amount of money. The payment amount is almost equal to my current payment totals and is no problem for me each month now.?I am just looking for the savings in interest and the ease of one payment each month.
My financial situation:
I am a good candidate for this loan because? my job and work history is extremely stable and will continue since?I am in the healthcare service industry.The equipment we service will only increase in quantity and we are the industry leaders as a full service vendor. The company is solid and profitable. Although we are asked not to provide any other income on the application, my wife works full time and earns a salary equal to mine. I own my home and still have equity due to good financial decisions the last five years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$119.13

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1978	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	26	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,843	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bluestar148	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 620-640 (Jul-2009) 600-620 (May-2008) 600-620 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
No DQ! No lates! High rate /return
Purpose of loan:
This loan will be used to pay back Jon who lent me the money for 8 months. This is like my 4th listing in the new and improved Prosper.I really didn't anticipate having this much difficulty getting funding.It makes more sense for me to get my monthly payment down from $470.
My financial situation:
I am a good candidate for this loan because? this will be the 2nd loan I will have taken on Prosper.?
Expect timely payment and possibly early payback.

Monthly expenses: $
??Housing: $ 943
??Insurance: $ 75
??Car expenses: $ 382
??Utilities: $ 200
??Phone, cable, internet: $ 182
??Food, entertainment: $?250
??Clothing, household expenses $ 65
??Credit cards and other loans: $?48
Lending club $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$780.44

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	33%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,889	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aitakumi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Debt Consolidation Loan
Hi, I have tried Prosper before and found it to be beneficial for myself and others.? As my previous loan went well, I decided to make a bigger investment and consolidate all my loans into one payment.? To me, the math is simple.? I benefit from a lower, combined, monthly interest and a smaller combined monthly payment, to which?then I can pay more towards my premium per month.? You benefit simply by letting me borrow the money instead my current banks.? I would rather pay interest to someone else who can benefit from it instead of another institution.? If my loan is funded, I plan on paying more than the monthly required payment so that I can get pay this loan off faster than?three years.? That means you will not have to wait three years to have your investment returned to you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$524	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thankful-return3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Security Deposit
Income: not zero but rather; $1556 per mo. at present.

Purpose of loan: This loan will be used for a security deposit on my new apartment. Management has assured me that the security deposit on my present apartment will be returned in 40 days. I will use the returned funds to help payback the prospect loan. My present lease expires on 10/27/09. I do have the option of renewing with no increase, going month to month (which I've never done before; not a good idea) for $25 more or move to a different style requiring a security deposit. The current apt. is ranch style at ground level surrounded by bushes and trees. You can hear the lawn mower, leaf blower; and the snowblower on a continuum. All of these are very loud and can be heard over a recorded line making it impossible to work from home. The Kitties and I moved into this apt last year I did not know it would be this noisy and cold. Management has been gracious enough to show me a quiet atrium apt. but she can not give me the keys until she receives the security deposit of $1395.00. I do believe in openness, honesty and trust. I hope you will invest in my future and I promise to pay you back. I do know the only constant is change. This loan will allow me to move forward and make a big difference in my life. It would enable me to be gainfully employed working from home on a recorded line as a CSR. I do have experience in this field and hold multiple service awards; I worked for a company that closed their NY call center..

My financial situation: I am a good candidate for this loan because I am a moral person and I pay my bills on time. Please notice that I think my rating of E is too low because I had to (to be honest) pick the unemployed field that also shows a zero income field (which is not correct), there was no separate income field. In all actuality my present income has been $1556 per month via unemployment benefits. I accept personal responsibility for my life and do not misappropriate funds. I have always lived within my means. I cook all meals and am extremely frugal. Please do not judge me but believe in me as I believe in you. I also believe in the golden role and should I receive funding for my life goal, I will not only be extremely grateful l but I would look forward to showing as an investor in the not so distant future. PLEASE HELP MY CAUSE!! you will not be sorry and you will earn a good return. Thank you greatly.

Present Income: $1556 per month

Monthly
Outgo: Rent: $610 heat + hot water included
ISP: $29 @ mo broadband only; no cable no TV any "TV" viewing is done online
Phone: cell prepaid: $10 VOip calls free via magicJ
Groceries: always low; I cook meals and shop at Aldi's
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$267.32

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1983	Debt/Income ratio:	43%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$62,863	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peaceful-generosity	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of Debt
Purpose of loan:
This loan will be used to pay off one? credit card at a time.?
My financial situation:
I am a good candidate for this loan because I have an excellent job and great income. I can finally get ahead of my debt.? I am trying prosper because credit card companies will no longer reduce rates.?I have a 15 year mortgage and $50,000 in equity in my home.? I do not want to tap that unless as a last resort.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$921.93

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peaceful-agreement	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1.2 g caffeine a day
Purpose of loan:
Lever myself into a better life through hard work and dedication

My financial situation:
I am a good candidate for this loan because? I'm a hardballin' college student with everything to prove and nothing to lose. Don?t invest unless you prepared to lose! Haha. I love honesty. I don't truly need the money. But it will get me a year ahead of my financial schedule. Here's my situation if split into a comic: poor smart kid who grew up too fast. Goes to a top school in the nation, and has debts. Studies everything, does engineering. Notices the stock market, learns the trade on the side, and uses new tools that have just come into existence for leveling the playing field. Knows the basics and fundamentals, knows technicals because he knows what's reasonable (hence engineer). Knows how company's share prices are affected by anything. After coming to a stopping point in a couple intensely researched projects, finds he doesn?t have the capital to fund the projects. Realizes investors would own everything. Meanwhile makes predictions on stock market picks and finds a 43/51 picks move at exactly the point predicted, and to beyond the points expected. After working 45hours/week and internship pay, drops minimum in stock market. Makes 100% average every 2 months of 6 total, figures out that he is much better than most investors. Realizes that getting a loan would increase his financial up at least one year. This would also allow him to day trade, magnifying his actions. Does a lot of research, knowing their will probably be a fail in obtaining the loan, but no worries, this is hobby and can obtain loans for school and a job anytime, (and no, not receiving financial support for school from relatives, just scholarship, need, and self loans). Finds P2P, realizes only chance. As an investor, I see myself as a speculation pick: a small chance of big return. But then again, I would be throwing away my life if I slip, so more pressure is on me to not default. In the end, I won?t lose money; I would have to be really bad and greedy to lose money in a bull market (at least till late 2011, please tell me you know why, I don?t feel like explaining why the US is in a valley of financial fail right now to another person, but I will if you ask). Also, I will just use the personal loan to pay off any future loans I will need to take out for school. I would rather work through then pay off later. Heck, I?m almost guaranteed a job with the babyboomers starting to retire in 2011, with a replacement rate in engineering of 0.8. I figure you might not drop money on me, but look back later to see if any does. It will be interesting. Heck , the gov. keeps giving 0% interest, high risk loans to banks and large failing companies without expectance of return, what could I possibly do? eh, most people fail and get eaten in the market.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-2003	Debt/Income ratio:	16%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,531	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	gold-fluffy-bunny	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car
Purpose of loan:
I've been trying to purchase a car for a while now, and its been hard and very stressful getting a loan from the bank. I have a good credit, never missed a payment,always paid more than minimum in other to build my credit, and I can provide a snap shot of my credit report to prove it. My Credit score started at 719 when I began searching for a loan of $27,000 to purchase the car of my dream. The only problem the banks ever had, was the fact that the last car loan I had was for $6000, and they found it to be a huge leap to give me a $27,0000 loan, unless I would accept their $14k counteroffer with a different dealer and a different car not to my liking. So in the hope of finding an understanding lender, I kept turning down different banks based on this reason, not knowing that too many inquiries would drop my score to what is now 695 on experian. But I can honestly say I'm glad I never bought that car because it would have been a complete ripoff from the dealers.

My financial situation:
I am a good candidate for this loan because I am very responsible with my finances, because I have a good track record on paying my bills on time, and also blessed with two stable jobs, one of which I work as a case manager for a big law firm in Massachusetts, I also have a 2nd job on the weekend managing security for a local college 5mins away from home.

In other to save more, I have a room mate split my apartment financial obligations, until I can move to my own home.

Monthly net income: $5000-$6000
I bring home approximately $6500 to $7500 before taxes between my two jobs including overtime, so I would say I'm pretty comfortable financially. I was currently approved for a $5000 overdraft line of credit by my bank, which I can provide proof on, so in case of an emergency, I will still have enough to cover my monthly expenses, some of which are optional.

Monthly expenses: $2200
??Housing: $450
??Insurance: $170
??Car expenses: $0
??Utilities: $ 250
??Phone, cable, internet: $150
??Food, entertainment: $230
??Clothing, household expenses $200
??Credit cards and other loans: $150
??Other expenses: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1976	Debt/Income ratio:	77%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$47,781	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	kerirob	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
3rd List,Working 3 Jobs,Lower Bills
This loan will help my daughter w/ her divorce; pay for the atty, her ? of the joint accts, & give her a small amt to help get back on her feet.Essentially she?s been left w/ nothing, & she?s trying to be independent instead of moving back in w/ us.
She & her husband had financial difficulty a few yrs ago. They?ve been paying, but their credit suffered, hence why I?m applying.In 7/06, after 25yrs as a travel agent, I had a massive stroke leaving me unable to work.My husband & I both receive SSI. My daughter works 3 jobs & will be paying this loan, but WE will be guaranteeing it. It will be paid out of our acct.
My income: $1,100
Spouse: $1,400Daughter: $2,400
Total: $4,900/moEXPENSES: $1,950
Mtg: $1,300
HFC: $250
Cable: $60
Power/Heat: $110
Food: $100
Ins: $80
I will have $600/mo to make pmts should my daughter default. DAUGHTER?S EXPENSES: $1,635
She?ll have $765/mo to make pmts.I believe that a mother should be able to care for her child.My daughter has left a difficult marriage, had a messy divorce, & is struggling to get back on her feet. Please help me help her.
Thank you for looking at my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$151.01

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	22%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	17y 5m
Amount delinquent:	$0	Revolving credit balance:	$79,780	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	upbeat-marketplace	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to? Pay off a credit card that was used to remodel my home

My financial situation:
I am a good candidate for this loan because? I never miss a payment

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $?150
??Car expenses: $ 0
??Utilities: $ 75
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,390.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.95%	Starting monthly payment:	$62.88

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1989	Debt/Income ratio:	3%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	12	Length of status:	2y 3m
Amount delinquent:	$777	Revolving credit balance:	$60	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	databaseguy	Borrower's state:	NewHampshire	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 87% )	640-660 (Latest)
Principal borrowed:	$2,950.00	< mo. late:	2 ( 13% )	600-620 (Aug-2009) 520-540 (Jun-2008) 520-540 (Nov-2007) 520-540 (Aug-2007)
Principal balance:	$2,017.33	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Existing Prosper - Relisting

Relisting due to an error in my address on the prior listing

My financial situation:

Existing Prosper loan with reliable payment record.

Substantial disposable? income

Low DTI

Consistently improving credit

More than 20 years continuous employment in my field, more than 2 years at my current job

I?ve completed four IT certifications in the last year, and I want to complete four more in the next six months. I want to keep improving my skills to keep my income up and my job secure.

My credit score improved 100 points since my previous Prosper loan was taken out, and I'm building new credit while repairing my problems from 5-6 years ago. These were one-time problems stemming from a divorce.?

Purpose of Loan:

??? Pay off?prior delinquencies?- $777
????Career training - Red Hat Certified Technician certification - Training materials and exams?- $613

Monthly net income: $ 5030

Monthly expenses:
????Housing: $ 900
????Insurance: $ 260 (Health & Auto)
????Car expenses: $ 140 (car paid off, just gas&oil)
????Phone, cable, internet: $ 145
????Food, entertainment: $ 425
????Clothing, household expenses $ 125
????IRS payment plan? $300
??? Existing Prosper loan $134?

Total expenses: ??? $ 2429

Amount remaining monthly to pay new Prosper loan: $ 2601

Thank you very much for reviewing my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.51%	Starting borrower rate/APR:	16.51% / 18.70%	Starting monthly payment:	$247.87

Auction yield range:	4.27% - 15.51%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1980	Debt/Income ratio:	15%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	22y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,285	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	refined-generosity	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing Cost for Church purchase
Purpose of loan:
This loan will be used to pay for closing cost for a church purchase.

My financial situation:
I am a good candidate for this loan because I am responsible and will pay on time.? I have been the Pastor of a church for 7 years.?? We have been leasing a building for 7 years?@ $2,070.00 a month. We have never been late on our payments.? We have found a church building that will save the ministry a thousand dollars a month and we will have ownership.? I believe in this ministry and would like to pay to closing cost so that we can move.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$158.10

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1985	Debt/Income ratio:	104%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$107,637	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	palmetto0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards that were used to send?and assist my daughter with?her college tuition and expenses. She?has her Master's Degree in Mass Communications/Public Relations.??

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and my credit is good.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,862	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	revenue-socrates	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help lower int rate - Consolidation
Purpose of loan:
This loan will be used to help me manage my existing credit card debt into a lower monthly payment while I continue to interview for jobs. I am not incurring any new expenses on my cards. My wife is helping me with monthly expenses. I just need to manage my past purchases.

My financial situation:
I am a good candidate for this loan because I will not incur any more debt with living lower than my means until I have a job, zero out credit cards, and balance my debt to income ratio

Monthly net income: $ - (assistance from my wife - we currently pay the monthly bills and credit cards payments with her salary of $65k/yr)

Monthly expenses: $
??Housing: $?0
??Insurance: $?0
??Car expenses: $?0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$204.13

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	26.50%
Lender servicing fee:	1.00%	Estimated return:	-0.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,652	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hsmag	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help me lower my bills
Purpose of loan:
This loan will be used to pay off higher interest loans. The bills I would like to pay are,

DELL (computers used business)? Monthly payment $80? Balance $1300??????
VIsa??????????????????????????????????????????? Monthly payment $160? Balance $1800????
Capital One????????????????????????????????? Monthly payment $50? Balance $ 600??????
Chase Mastercard???????????????????????? Monthly payment $50? Balance? $600??????
Dentist???????????????????????????????????????? Monthly payment? $125 Balance $650??????

As you can see I have $465 going out on these loans per month and I would like to improve my position if I can. That is my reason for wanting this loan. Please note that again that all my bills are current.

My monthly income is $1250 -$1500

My other monthly bills are
insurance $150
Food??????? $200
Phone????? $75?
Car?????????? $175

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$78.47

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1992	Debt/Income ratio:	15%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	1y 1m
Amount delinquent:	$3,209	Revolving credit balance:	$5,964	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	leverage-hammock	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
740 Credit Score, Zero Lates
Purpose of loan:
This loan will be used to put towards some working capital to further promote the selling of my U.S. patent protected ?Ultimate Golf Tool? (Patent # 7535985) shown in detail in the enclosed picture.? The tool itself is one of the most innovative golf products in the industry.??My tool features 8 distinct functions in 1 tool, comes in either gold or silver color and?the detachable ball market can be designed with either a corporate logo, monogrammed with a person?s initials or just a plain generic ball marker.?Currently the tool is being sold to well known green grass shops such as the Breakers in Palm Beach and Doral Golf Resort and Spa, was featured in Business Week magazine as well as Advantages magazine, and has also been see in Norm Thompson catalog.? This loan will give me cash flow needed to create the necessary push to enable me to attract a national sales force of independent sales representatives that will target three distinct sales channels: Advertising Specialty market, catalogue retailers and golf pro shop retailers. The recruitment of these sales reps will cost a total of $ 800 (will be using Golfrepconnect.com, golfsurfin.com and usgolfjobs.com), while the remaining $ 950 will go towards various mailings?and reserve capital to handle payments while things have a chance to continue to blossom.
My financial situation:
I am an EXCELLENT candidate for this loan because over the past 10 years plus, I have never been late with a payment on any of my trade accounts.? All in all I only take on debt that I can handle.? I see that I have an HR rating due to a ?delinquent account?, and have done the necessary research to find out what happened.It turns out that an MRI I had done a few months ago was never paid by my insurance, and now they are trying to hit me with the bill.I have started an appeal on this, but I am confident that it will be corrected within 30 days.Otherwise, I have built an impeccable record since the early 1990?s and I would not look to sabotage that for a $ 1,500 loan.? I would be more than happy to furnish anyone with a full credit report as well as a sample of my golf tool.? In regard to this particular loan, I have already calculated all of my numbers and this loan payment will not affect my current life style at all should I need to pay it back from my job earnings, rather than through the actual business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1995	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 6	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	34	Length of status:	11y 8m
Amount delinquent:	$6,512	Revolving credit balance:	$16,842	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	seussg111	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saying Bye Bye to Credit Card Debt!
Purpose of loan:
This loan will be used to pay off a credit card debt which was a result of identity theft.? I have negotitated a settlement of 30% with the creditor and now need immediate cash to pay it off.? The settlement offer expires on 11/01/09.? Who is willing to help?

My financial situation:
I am a good candidate for this loan because I have a good and consistent income.? Always had good credit until recently.? The auto loan that is currently late is my brothers for which I co signed for.? Same Government employer for 12 years.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 2280
??Insurance: $ 110
??Car expenses: $300
??Utilities: $ 200
??Phone, cable, internet: $100
??Food, entertainment: $ 400
??Clothing, household expenses $300
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$334.63

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1992	Debt/Income ratio:	12%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,288	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	asset-goose	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to? pay off credit card.

My financial situation:
I am a good candidate for this loan because?I always pay my debits.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2004	Debt/Income ratio:	41%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,817	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	z3stfullyclean	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,700.00	< mo. late:	0 ( 0% )	620-640 (Oct-2007)
Principal balance:	$1,946.14	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Consolidating debt for new baby
Purpose of loan:
My wife and I are expecting our first child, so we would like to consolidate our debt into one easy payment, with a lower interest rate, in order to save money for our future. Please help us to accomplish this goal for our new family.

My financial situation:
We both have great credit history, with no record of a late payment. We obtained a loan through Prosper two and half years ago for our wedding and have kept our payments current and on time. We also have jobs with great stability .

Monthly net income: $ 5014.00

Monthly expenses: $
??Housing: $ 970.00
??Insurance: $ 242.00
??Car expenses: $?400.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 174.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1994	Debt/Income ratio:	28%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,156	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	order-seeker	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off cards and medical
Purpose of loan:
This loan will be used to? pay off credit cards and some medical expenses.

My financial situation:
I am a good candidate for this loan because?Our credit is good, my wife and I both have established employment. I have been working in the medical field for the past five years running my own department. I also receive a monthly stipend from the V.A. due to a medical retirement. My wife has been working for the school district for the past three years. We are responsible adults raising 3 school age children and are able to make the monthly payments.
Monthly net income: $ Mine with my job and the V.A. combined is $5,300.00.? My wife's monthly income is $1,400.00.

Monthly expenses: $
??Housing: $ 2194.00
??Insurance: $ 100.00
??Car expenses: $ 700.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1991	Debt/Income ratio:	49%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	17y 1m
Amount delinquent:	$12,577	Revolving credit balance:	$52,260	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	power-paradise1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of ridiculously high interest
Purpose of loan:
This loan will be used to pay off credit cards that are too high in interest.?

My financial situation:
I am a good candidate for this loan because I can easily?afford monthly payments of $600+, but I am tired of paying high, revolving interest and payments of over $1000 per month. At that rate, I will never get out of debt!?

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 130
??Car expenses: $ 150
??Utilities: $ 100
??Phone, cable, internet: $ 225
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	23%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,547	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exact-velocity	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing High Interest Debt
In an effort to become a better provider for my family I decide to return to school a year ago. Instead of seeking student loans, I opted to finance my quest personally, cutting back on expenses where possible. This plan worked well for a while, but I've found myself using credit cards to cover other items (groceries, utilities, etc), and now I?m stuck with high interest debt that is seemingly impossible to pay down and I feel myself slipping below the water surface. I will use your generosity to quickly payoff this debt and shred the cards! To ease your mind of my ability to repay the loan, I do receive quarterly bonuses and have additional household income totaling $2268 per month. I would also like to note that I have one semester of school to go and with that, tuition payments will come to an end in January freeing up additional money. Thank you very much in advance you your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,300.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$518.92

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1987	Debt/Income ratio:	32%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,422	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-punctual-payment	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off old-debt
Purpose of loan:
This loan will be used to consolidate debt that I have aquired over the past 10 years.? My goal is to have the unsecured debt reduced/eliminated over the next 3-5 years.

My financial situation:
I am a good candidate for this loan because I have gotten my head on straight about debt management.? I have lowered?almost $5K of my debt over the past two years; however, credit card interests are keeping me from moving faster than I like.?? I have a solid job (I am a project manager).? I pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$265.53

Auction yield range:	4.27% - 15.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	26%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,155	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Short_Term_Loan_Requested	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 700-720 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off CitiBank Mastercard
Purpose of loan:
This loan will be used to pay off my CitiBank Mastercard.? I was recently notified my intrest rate would be increasing,?I pay more than required and have not been late.

My financial situation:
I am a good candidate for this loan.?? Like most of you I am trying to keep expenses down, Citibank raising my interest was a surprise!??I would very much like to pay off the card.? I have had a previous loan through Prosper (paid in full 10 months), stable employment history.?

Good question asked on earlier posting that did not fund (I was to optimistic on my rate the 1st go around):

Can you explain the delinquencies on your report???Delinquencies on my report (last 7yrs) - Many years ago I had a loan with B of A, I was in college at the time and missed 1 of my payments. I was unable bring the account current, after many calls w/customer service they continued to report 'delinquent', assess fees etc. (even though payments were being made). I was able to secure a loan via Prosper and paid off the account. Term of Prosper loan was 36 months, I repaid in less (10 months).

Thank you in advance for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2003	Debt/Income ratio:	25%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,748	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gerrelda	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2008)
Principal balance:	$3,579.66	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying for cpa review course
To payoff an installment loan

My financial situation:
I am a good candidate for this loan because I have consistently showed my ability to repay my loans in a timely manner.? In October of 2006 I signed up with the credit counseling foundation due to rising interest rates.? The contact assured me that my interest rates would be lowered.? Prior to signing up with the program there were no late payments or delinquent accounts on my credit profile.? Since signing up with the program, despite timely payments being made as agreed with the Credit Counseling Foundation and each of my creditors, some creditors reported my accounts past due.? I have disputed this information on several occassiona, even forwarded copies of bank statements to the creditors reflecting timely payments, however, only Wachovia restated my credit history.? Due to all the confusion, I just decided to pay all of the current balances my self.? All the creditors that were under the credit counseling foundation are currently paid in full and the my account with the credit counseling foundation is now closed.? Due to the transactions on my credit report, I am having difficulty obtaining a loan.? I pride my self on making timely payments and is disappointed that my credit report does not accurately reflect that.? All of my payments are taken from my checking account monthly automatically.? I am slso trying to rebuild my credit.? I have the income to make my payments and currently am not upside down on any loans.? I have a student loan whuch requires a monthly payment of 83.95, a car note in the amount of 242, and a personal loan with a montly payment of 281.? My mortgage and utilities are covered by a base housing allowance provided by the military.? I would appreciate the chance to rebuild my credit and prove my credit worthiness.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	32%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	6y 2m
Amount delinquent:	$1,868	Revolving credit balance:	$633	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jellyb48	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 620-640 (Aug-2009) 600-620 (Nov-2007) 600-620 (Jan-2007)
Principal balance:	$451.64	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Paying college tuition
Purpose of loan:
This loan will be used to? to pay for my daughters college and book.

My financial situation:
I am a good candidate for this loan because? I have had two loans with prosper and one is paid in full and the 2nd I own under $500. I will have no problem in paying back this loan since my last loan in 2007. I have paid off several outstanding debts, so this will be no problem.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1050???
??Insurance: $ 160
??Car expenses: $ 600
??Utilities: $ 150
??Phone, cable, internet: $ 52
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ just my truck payment and one credit card I pay 50 a month on the card, the amount due each month is 30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$101.93

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	24%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,001	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	healthy-investment0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Thank your for viewing my listing, I would like to use this loan to pay off two of my credit card balances and avoid shifting interest rates. While also proving to the Prosper lenders that I am a creditworthy borrower.

My financial situation:
I am a good candidate for this loan because I have a steady job, I have been with my agency over four years. I am also a basketball coach outside of my full time job. I have worked extremely hard over the past 5 years in order to improve my credit history; I have consistently made all payments on my credit cards and auto loan over the time period. All my accounts are in good standing and this loan will help erase the headache of increasing interest rates on my credit cards. The loan would remove a bulk of my debt and allow me to repay the loan in full before the three-year time limit.

Please feel free to contact me if you have any questions.Monthly Net Income: $2300-$2600
Monthly expenses: $ 1540
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,100.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.53%	Starting borrower rate/APR:	26.53% / 28.86%	Starting monthly payment:	$774.95

Auction yield range:	11.27% - 25.53%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	33%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$55,574	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Quincy12	Borrower's state:	Idaho	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	700-720 (Latest)
Principal borrowed:	$29,880.00	< mo. late:	0 ( 0% )	660-680 (Apr-2007) 700-720 (Dec-2006)
Principal balance:	$5,864.14	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Real Estate Investment
I have been married for?6 years now, and my?wife and I are blessed with?two sons and?one daughter!? I am serving on active duty in the U.S. Air Force.??We?are stationed?at Mountain Home AFB, ID where?I am serving as a Fighter Pilot in the F-15E Strike Eagle.??My wife keeps?very busy as a stay-at-home mom and as a leader in?the Mothers of Preschoolers?Organization, a Christian based organization formed to help moms learn and grow together as mothers.? Both of our jobs?are very?rewarding,?our family is great, and?we feel very blessed in?our lives.? I tell you of these things so that you will be comfortable in the?type of people that we are.? We believe in fairness, honesty, and integrity.??Neither one of us has?ever missed or been late on a payment on anything in our lives, and we intend to keep that record healthy?with?this transaction.? In?fact,?we have made every payment?on time on our previous?prosper loans, which includes a monthly payment of $881.??$5,000 of the proceeds from this loan will go to pay off the previous loan.? The net result will be a?monthly payment that is less than the monthly payment we have?successfully been paying for the past 29 months!????
????A side business of?ours is real estate.??We currently own?four rental houses and one apartment building.? $13,000 of this loan will be used to remodel a portion of the apartment building with the remaining $5,000 to pay off our previous prosper loan.??We?hesitate in?paying with existing cash for the renovation, because we would like to keep a healthy nest egg in our savings account?as an?extra buffer to cover contingency items such as?maintenance and turnover.? The property still produces a monthly cash flow of over $600 after expenses.??
????You should know that I still owe the Air Force at least 5 more years of service as part of my pilot training commitment, so job security is definitely there.? I'm not sure why?our rating with Prosper is a D, since my previous ratings were B and C.? My credit score has only improved since then and we have never missed a payment on anything as documented by Prosper.??Please?feel free to email with additional questions.? Thank you for considering our request!?>>>
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1992	Debt/Income ratio:	40%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,876	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	87	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bakhara	Borrower's state:	Mississippi	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Becoming debt free
Purpose of loan:? This loan will be used to consolidate debt on 3 high-interest credit cards, and to pay down another one.? I am working on a financial plan that will allow me to become debt free in a couple of years and start saving more money, then return to school.

My financial situation:
I am a good candidate for this loan because I have a solid on-time payment history and a stable job history.? I am very?responsible?and serious about paying my?bills.? My immediate plan?is to pay?off traditional credit cards and once they are paid off only using them for purchases I?know I can pay off in full at the end of the month.? I am not?someone who will?file bankruptcy on the lender and therefore never pay back the loan.? Having good credit to me means having financial freedom. ?Our entire society seems to be based on credit spending which is why having a good credit score is so important.? This is why I am taking?a few moments to sit down and figure out my?finances and find a way to make sure everything gets paid on time.???Creditworthiness is measured on financial responsibility and when I?make an effort to show I take my debts seriously it translates into higher credit scores.? That means being able to achieve?financial freedom and take advantage of the credit markets.?? I have an elderly mother that I help alot which has caused my circumstances to be as they are as her only income comes in the mail.

I am a professional.? I have been a Registered Nurse for 9 years.? My background is intensive care.? I received my Associate Nursing degree initially, then returned to school and received my Bachelor of Science in Nursing in 2005.? My plan is to return to school once I pay down/off my current debts to pursue my Masters degree in Anesthesia.? My goal is to be debt-free in 2 years max.? I also plan to work extra to obtain my goals.? These goals are measurable.

Monthly net income: $?? Approximately $5,000;? but with extra work and over-time, could be in excess of $8,000.

Monthly expenses: $
??Housing: $ 684
??Insurance: $ 195
??Car expenses: $ 775
??Utilities: $ 110
??Phone, cable, internet: $ 115
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?700
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1996	Debt/Income ratio:	46%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	10	Total credit lines:	94	Length of status:	3y 3m
Amount delinquent:	$1,856	Revolving credit balance:	$13,723	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	37	Homeownership:	No
Inquiries last 6m:	4
Screen name:	the-social-booster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cleaning Up My Credit!
Purpose of loan:
This loan will be used to conslidate some minor bills.

My financial situation:
I am a good candidate for this loan because I really know the value and importance of keeping a good credit report. I am trying to rebuild my credit and starting here after the worst financial year of my life. I am trying to get back on track with this small loan.

Monthly net income: $ 2987.00

Monthly expenses: $
??Housing: $?100.00 (I live with family)
??Insurance: $ 100.00
??Car expenses: $ 600.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 300.00 (misc/savings)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$31.88

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1994	Debt/Income ratio:	3%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,918	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	no-whammies	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowered Closing Fees, Loan Possible
Purpose of loan:
This loan will be used to? testing to see how low the borrower rate goes, it seems Prosper has lowered some of its excessive fees.? I believe they are still charging a 1% servicing fee though.?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1985	Debt/Income ratio:	2%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	30	Length of status:	3y 3m
Amount delinquent:	$29,171	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rate-detective	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Debt
Purpose of loan:
This loan will be used to? pay extra bills such as a few unexpected medical bills, get my car brakepads checked, and pay?off some debt.

My financial situation:
I am a good candidate for this loan because? I have a good, steady job with an employer who considers me one of his key employees. In fact, he has taken a life insurance policy out for me in case he loses me by an unexpected accident or death;?I'm one of only two people he has done that for.? I had also, in the past until I was unemployed for an eighteen month period of time, always had good credit.? I am now trying to re-establish my credit and recover my losses from an extended period of unemployment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,655	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thoughtful-transparency1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stable, profitable business
Purpose of loan:
I used credit card debt to establish my investment fund -- legal documents, administration, and first year audit. We have now raised capital for the fund and it generates enough fees to cover its administration and audit costs. I am drawing enough salary to cover rent and living expenses. I would like to pay off the credit card that is charging a very high interest rate.

My financial situation stable and comfortable.
I am a good candidate for this loan because I am a good family man with a stable track record of employment and success in business. I now have a self-sustaining business, but would like to save on the cost of my startup financing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	37	Length of status:	8y 6m
Amount delinquent:	$62,259	Revolving credit balance:	$43,643	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	competent-integrity5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Raise my credit score.
Purpose of loan:
This loan will be used to help strengthen my credit score.?
My financial situation:
I am a good candidate for this loan because I have always paid my bills on time.? I am a successful?investor?with my area of expertise being in the stock market.? I have logged capital gains in excess of $100k for four consecutive years.? I was divorced in 2007, and my ex-wife was awarded the marital home with a court order to get it refinanced (removing my name) within 60 days of the divorce being final.? She never got it refinanced and stopped making the payments.??My credit score got hit since my name was still on the mortgage loans.? The two delinquencies shown in my profile are the two mortgage loans on that home.?

I think it is very unfair that my credit reputation got tarnished because of her financial irresponsibility.??I hope by establishing a new loan and paying it off successfully, it will help?raise my credit score.

I don't need this loan aside from the desire to bolster my credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$201.45

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	35.94%
Lender servicing fee:	1.00%	Estimated return:	-10.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	19	Length of status:	6y 7m
Amount delinquent:	$385	Revolving credit balance:	$17,338	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	newest-return-grid	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Throwing off the yoke of the man
Purpose of loan:
This loan will be used to? pay off some high interest debt that I got into after an injury put me out of work for a while.

My financial situation:
I am a good candidate for this loan because?luckily, my health insurance was one of the things I was paying for with my credit card and the physical therapist has cleared me to go back to work.

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $180.00
??Car expenses: $ 250.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$434.90

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1993	Debt/Income ratio:	72%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,305	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brilliant-penny	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off my highest interest rate credit cards. I am getting notices of increased interest rates even though I?am not late, overdraft,?and I even pay more than the minimum payment every month.??

My financial situation:
I am a good candidate for this loan because I have a fixed income and can not be laid off. I haven't been late in my payments for five years or more. Due to an emergency in my immediate family I had to spend three months away from my home and incurred extra expenses. I do not?expect any further emergencies of this nature and am better financially prepared if another emergency does happen.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1998	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,379	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	106%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	first-historic-payout	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expand my business
Purpose of loan:
This loan will be used to? expand my business

My financial situation:
I am a good candidate for this loan because? I pay all mybills on time

Monthly net income: $ 3550.00????

Monthly expenses: $
??Housing: $ 792.00????
??Insurance: $ 107
??Car expenses: $ 25
??Utilities: $ 125
??Phone, cable, internet: $ 70
??Food, entertainment: $ 350
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 300
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$258.44

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Yemon	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Staying Afloat
Purpose of loan:
This loan will be used to pay off pending bills and keep my mortgage up to date.

My financial situation:
I am a good candidate for this loan because my business has allowed me to become nearly debt free. The only credit I currently hold is my mortgage. It was only due to cost overruns on recently relocating my business prior to our slow season that ate up my liquid cash. Our annual upswing is only 2 months away and that will allow me to not only repay the loan but get back ahead of the game and should fortune continue smile upon me; become a prosper lender.

Credit Situation:
I do not hold any credit currently apart from my mortgage. The negative marks upon my credit have been settled and have not entirely cleared from the reporting agencies although I am working on having them disputed and removed. As banks currently find my self employment a detriment under current lending standards it has held up my home refinancing and my ability to obtain other forms of credit.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 400
??Phone, cable, internet: $200
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1993	Debt/Income ratio:	15%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	1y 7m
Amount delinquent:	$1,262	Revolving credit balance:	$2,473	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spyguy	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out from under debt
Purpose of loan:
This loan will be used to pay off higher interest debt and consolidate the debt into one monthly payment rather than to have numerous payments to creditors.

My financial situation:
I am a good candidate for this loan because I do have two jobs, but recently just divorced and continue to have the family debt as well as support the children. I have a teenage son who resides in assisted care. In mid-2007, it was necessary to find placement for him. I was separated at the time and could not care for him by myself. With insurance and social services, he still required medical payments from me. I also have two other children that I raise. Between the child support and medical expenses I was able to make it working two jobs. I have eliminated a lot of my debt, I wish to consolidate the rest into a payment that is more easily manageable. This loan would allow me to pay off debt as well as consolidate the rest.

Monthly net income: $

Monthly expenses: $
??Housing: $ 2425.00 (mortgage + HOA)
??Insurance: $ 67.00 per month
??Car expenses: $ 330.00 (car loan only)
??Utilities: $ 100.00 - 150.00 (season dependent)
??Phone, cable, internet: $ 179.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 300.00 (3 children)
??Credit cards and other loans: $ 600.00 (4 credit cards, no longer have since June 2007)
??Other expenses: $ 400.00 (sons medical/support for assisted living)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	22%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$818	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Micetta	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Oct-2006)
Principal balance:	$253.54	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
4th propser loan never late
Purpose of loan:
This loan will be used to?
Thanks for reviewing my listing. I am a 29 yr old Real Estate Broker, and have been employed for the same company for almost 9 yrs now. I do a specialized service for a few select clients (who own the company) handling all their Real Estate needs as they are very active investors and constantly buying and selling properties so instead of normal commissions mine are adjusted to equal $5900.00 per month (plus my house payment is actually automatically withdrawn from the company account and they pay for my gas since i am constantly driving properties I made $70,800 last year and will make the same this year if not more with some bonuses that might be coming. I have been married for 5? years and have been really working on getting my credit into shape since then, two years left and all my negative stuff will have fallen off my report. When I was younger I mis-used my credit and over extended myself. After getting married my lifestyle changed for the better and financial stability for my wife and I has become more important even more so now with two children. We purchased a Foreclosure years ago and got a great deal, I planned on reselling it after 2 years to save on capital gains taxes but since the market collapsed I am holding on to it. There is still a little equity left if I had to sell but now it looks a little more long term investment. Anyways we now realize we are going to be in this house for much longer than planned so would like to remodel the kitchen and other areas. I have had one prosper loan in the past and my wife has had 2 we have never been late on any of themCar insurance-$115.00 groceries $550.00
Car- $662.00
Cell phones-$200.00 ( I have 2 phones constantly in use for work)
Internet/cable/home phone-$110
Health insurance-205
Utilities $175
Wife?s Student loans-225.00
Wife?s personal Training & both our gym memberships $320Miscellaneous $800
Tax fund $1015.00
Total= $ 3562/month
Income$5900.00/month
SURPLUS= $1323/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$345.42

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	16%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,000	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marketplace-hercules	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off my credit cards"
Purpose of loan:
This loan will be used to pay off my credit cards.?

My financial situation:
I am a good candidate for this loan because I am responsible and financial stable.? I receive Social Security benefits, Air Force pension,VA Disabilty payments and disability income from my last employer..? I have no dependents.? ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.17%	Starting borrower rate/APR:	10.17% / 10.52%	Starting monthly payment:	$161.74

Auction yield range:	3.27% - 9.17%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1990	Debt/Income ratio:	11%
Credit score:	860-880 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$168	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tbati	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
Pay off my current credit card debt.? I can continue to pay it to the credit card compaines, giving them the interest, OR, I could pay it to my fellow Prosper lenders.? Win-win!?
I am a Prosper lender myself, and really appreciate the community that has been built here.?
My financial situation:
I am a good candidate for this loan because I am employed full time in a great job, I own my home, and I have very little debt.? Since I am carrying some credit card debt, why not let the Prosper membership well, prosper!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 21.21%	Starting monthly payment:	$274.88

Auction yield range:	11.27% - 17.99%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	15%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,305	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	safe-yield	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card Debt
Purpose of loan:
This loan will be used to pay off all my credit cards. I had originally paid them off in cash last year, but I recently (January 2009) moved into a new place. Between new furniture and new monthly expenses, I've racked up a naughty credit card debt. Most of them are high, and almost maxed out. I'm hoping to bring these back to Zero.

My financial situation:
I'm currently employed in an industry unaffected by the economic status of America. I work hard, and have consistently met deadlines and received promotions at my work place. Financial responsibility has always been my number one priority. I have never been late on any payments since I've had credit.

Monthly net income: $ 4700
Monthly expenses: $ 3148
Housing: $ 1215 - Renting
Insurance: $ 200
Car expenses: $ 398 - I have 24 months remaining on this.
Utilities: $ 200 - Average Electricity bill plus water. I have electric heating.
Phone, cable, internet: $ 110 - Internet is free, DirecTV is $95 and Phone for Alarm is $24
Food, entertainment: $ 100 - Mainly food. My food expenses are not that high. The rest is for Xbox Live, and Final Fantasy Online computer game.
Clothing, household expenses $ 25 - only do this once or twice a year, and I spend about $250-$300
Credit cards and other loans: $ 600 - Looking to consolidate this at a lower rate.
Other expenses: $ 300 - Paying back my dad for paying off my school tuition.

The remaining income has been used for emergencies and investing. My income fluctuates pretty drastically because the amount of overtime I could pick up at any given time. Right now, I'm expected to make 40%-60% of my base income, with a bonus each year of around 3%. My pay rate increases each year between 2.4%-4.4% depending on my performance appraisal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1990	Debt/Income ratio:	41%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$27,050	Occupation:	Skilled Labor
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	safe-duty4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting family out of debt
Purpose of loan:
This?loan would be used to pay off my?"emergency" credit card debt.?

My financial situation:
I am a good candidate for this loan because? I have always paid off my debt and been responsible. When work slowed this year I fell behind but have now secured a steady second income to get the credit cards paid off that I used to get my family through the slow period.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 160
??Car expenses: $ 850
??Utilities: $ 200
??Phone, cable, internet: $ 90
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1973	Debt/Income ratio:	7%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	42	Length of status:	9y 5m
Amount delinquent:	$9,918	Revolving credit balance:	$0	Occupation:	Scientist
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gentle-gain1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Over my head in payday loans
Purpose of loan:
This loan will be used to? pay off payday loans and get my brakes and tires for my car.? I got in way over my head by taking enough to fix my car, then the next week I needed to borrow more because the high fees didn't leave me with enough money to pay more mortgage.? And so on.....

My financial situation:
I am a good candidate for this loan because? I know I have terrible credit, but I plead with you for help.? I can afford up to 300 a month.? The payday loans are costing more than my takehome pay.? After tomorrow, my bank account will be negative.??I am almost finished with my mortgage modification plan, it will soon show not delinquent on my credit report.

Monthly net income: $ 1960

Monthly expenses: $
??Housing: $ 767

??Insurance: $
??Car expenses: $ 70
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ as needed
??Credit cards and other loans: $ no
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,407	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	transparency-palace	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	10%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,636	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	happygardener	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Good Credit
Purpose of loan:
This loan will be used to? Payoff two credit cards.? The remainder will be put into a savings account to serve as a cash reserve fund.

My financial situation:
I am a good candidate for this loan because? I have an excellent and stable job.? I am a very responsible person who is dedicated to building a great credit score.??? I have been helping my four sons, three in college and one serving in AmeriCorp, with expenses, and this has depleted all my savings.? My number one priority is building those savings back up and improving my credit score.? Two sons graduate this fall, so I will have a significant amount of extra income which will go to paying this loan and to savings.? I dread not being able to pay all my bills on time.? The high interest rate on my two credit cards is making it very hard to pay them down.? I like the peer-to-peer lending philosophy and would like to become a trusted member here, and in time be able to loan money to others.

Monthly net income: $ 5200.00

Monthly expenses: $
??Housing: $ 2265
??Insurance: $ 50
??Car expenses: $ 50(gas)
??Utilities: $100??Phone, cable, internet: $?75
??Food, entertainment: $ 400
??Clothing, household expenses $25
??Credit cards and other loans: $ 200
??Other expenses: $ 1500 (sons rent/misc. soon to be $1000)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1990	Debt/Income ratio:	64%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	63	Length of status:	18y 11m
Amount delinquent:	$6,011	Revolving credit balance:	$22,934	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	sm-security	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement for new baby
Purpose of loan:
This loan will be used to winterize the sleeping area our newborn.

My financial situation:
I am a good candidate for this loan because I have a steady job for the past almost 20 years and will not be laid off any time soon based on my employer and seniority status.? I am exceedingly responsible, but the newborn laid costs upon us that were unexpected.? This will pay off our credit card debt incurred in paying off our recent newborn's medical bills and allow us to get back on our feet without deciding more negative measures.?

Information in the Description is not verified.